UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2006, the registrant announced that its principal subsidiary, The Northern Trust Company, has reached an agreement with counsel for plaintiffs, subject to court approval, to settle all claims asserted against it in Tittle v. Enron Corp., an ERISA class action case that was filed in 2001 on behalf of participants in certain Enron employee benefit plans.

A copy of the Corporation’s press release announcing the settlement is filed as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99    Press Release dated March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date: March 31, 2006	By:	/s/ FREDERICK H. WADDELL
Frederick H. Waddell
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release dated March 31, 2006